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                                                                   EXHIBIT 10.14

                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 13, 2003 (this "Amendment"), is entered into among AFS FUNDING CORP. ("AFS Funding"), AFS SENSUB CORP. ("SenSub"; together with AFS Funding, each a "Borrower" and collectively, the "Borrowers"), AMERICREDIT CORP. ("ACC"), AMERICREDIT FINANCIAL SERVICES, INC. ("ACFS"; together with ACC, each a "Contingent Obligor" and collectively, the "Contingent Obligors"), the LENDERS from time to time parties to the Credit Agreement referred to below, DEUTSCHE BANK AG, a German banking corporation acting through its New York Branch ("DBNY"), as an agent, and the other AGENTS for the Lender Groups from time to time parties to the Credit Agreement, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender Collateral Agent and as Administrative Agent.

                                    RECITALS

     1. The Borrowers, the Contingent Obligors, the Lenders, the Agents, the Lender Collateral Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 15, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

     2. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as therein.

     2.   Amendments. The Credit Agreement is hereby amended by:

     (a) deleting paragraphs (q) and (r) of Section 6.01 and substituting, in lieu thereof, the following, respectively:

          (q) The ratio of ACC's EBITDA (plus any charge related to restructuring plus any loss provision minus net charge-offs) for the financial quarter ended March 31, 2003 to its Interest Expense for the financial quarter ended March 31, 2003 shall be less than 1.8x. The average of the ratios of ACC's EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2003 shall be less than 1.0x. The average of the ratios of ACC's EBITDA to Interest Expense for the two most recent financial quarters ended September 30, 2003 or December 31, 2003 shall be less than 1.1x. The average of the ratios of ACC's EBITDA to Interest Expense for the two most recent financial quarters ended March 31, 2004 and any two consecutive financial quarters thereafter shall be less than 1.2x.; or

          (r) The Tangible Net Worth of ACC shall be less than the sum of (a) $1,800,000,000 and (b) 75% of the cumulative positive net income (without deduction

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     for negative net income) of ACC for each fiscal quarter having been completed since September 30, 2002, as reported in each annual report on Form 10-K and periodic report on Form 10-Q filed by ACC with the Securities and Exchange Commission; or

     (b) deleting the definition of "Adjusted EBITDA" from Appendix A and adding the following definitions to Appendix A in the appropriate alphabetical order:

          "EBITDA": with respect to ACC, GAAP earnings before interest, taxes, depreciation, and amortization.

     (c) pursuant to Section 2.03 of the Credit Agreement, reducing the Commitment Amount of each Committed Lenders to the amount set forth opposite the name of such Committed Lender on Schedule I hereto.

     3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit Agreement to "this Agreement", "hereof", "herein" or words of similar effect referring to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.

     4. Amendment of Master Collateral and Intercreditor Agreement. The Lenders executing this Amendment authorize and direct the Administrative Agent and the Lender Collateral Agent to enter into this Amendment and the First Amendment, dated as of the date hereof, to the Master Collateral and Intercreditor Agreement.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and by Lenders representing the Required Lenders.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit Agreement or any provision hereof or thereof.

     9. Representations and Warranties. Each of the Borrowers and the Contingent Obligors, as applicable, represents and warrants that (i) all of its representations and warranties

                                        2

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set forth in the Credit Agreement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Event of Early Termination or Event of Default has occurred and is continuing.

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                                        3

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   AFS FUNDING CORP.

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   AFS SENSUB CORP.

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   AMERICREDIT CORP.

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   AMERICREDIT FINANCIAL SERVICES, INC.

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS, not in its individual capacity but solely as Administrative Agent

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                       -4-

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                                   DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, not in its individual capacity but solely as Lender Collateral Agent

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                   By:
                                       ---------------------------
                                       Name:
                                       Title:

                                       -5-

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                                   TAHOE LENDER GROUP
                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                    as Agent

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   TAHOE FUNDING CORP.

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

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                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

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                                   JPMORGAN CHASE BANK

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                       -3-

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                                   BARCLAYS BANK PLC

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                       -4-

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                                   CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS
                                   BRANCH

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                       -5-

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                                   SCHEDULE I

                               Commitment Amounts

        Committed Lender                         Commitment Amount
        ----------------                         -----------------
        Barclays Bank PLC                        $37,500,000

        Deutsche Bank AG, New York Branch        $37,500,000

        Wachovia Bank, National Association      $25,000,000

        JPMorgan Chase Bank                      $25,000,000

        Credit Suisse First Boston, Cayman       $20,000,000
        Islands Branch